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                                                                   EXHIBIT 10(R)

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                                    IBM PC
                                    Remarketer
                                    Announcement

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                                    March 18, 1996

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IBM Personal Computer Dealer Program Evaluation

Recently IBM has taken significant actions to strengthen our relationship with our reseller channel by resolving those issues you told us were inhibitors to our mutual success. We announced a change in our go-to-market strategy to depend on you as the primary fulfillment channel for all personal computer products. We also changed the mission of PC Direct to a consumer focused sales organization and a demand generation operation to deliver sales leads to our Business Partners. We stopped all IBM internal organizations from sourcing personal computers for resale and we closed our Availability Services Customized Operational Support (COS) centers. We implemented a compensation program for IBM Sales and Services (S&S) representatives that compensates them fully for Business Partner PC placements and educated them on the benefits of jointly marketing products and services with you to the customer. Finally, we put it all in writing through the Business Partner Charter.

Today we are continuing this commitment to you by automatically extending IBM Personal Computer Dealer Agreements for twelve months upon their expiration. This includes those Dealer Agreements about to expire for not achieving the end user sales Minimum Renewal Criteria (MRC). We are taking this action while we evaluate further improvements to our Dealer Program.

Thank you for your partnership and we look forward to building a new, mutually successful, relationship with you for the future.



This announcement is provided for your information only and is subject to change without notice. For additional information, contact your IBM representative

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International Business Machines Corporation
IBM Personal Computer Company - Americas
3039 Corporate Road, Research Triangle Park, NC 27709